EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with the Annual Report of International Paper Company (the “Company”) on Form 10-K for the period ending December 31, 2006 for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code. John V. Faraci, Chief Executive Officer of the Company, and Marianne M. Parrs, Chief Financial Officer of the Company, each certify that, to the best of his/her knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John V. Faraci
John V. Faraci
Chairman and Chief Executive Officer
February 28, 2007

/s/ Marianne M. Parrs
Marianne M. Parrs
Executive Vice President and Chief Financial Officer
February 28, 2007

This certification accompanies this Report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to International Paper Company and will be retained by International Paper Company and furnished to the Securities and Exchange Commission or its staff upon request.